Exhibit 99.2

EXPEDITED LOGISTICS AND FREIGHT SERVICES, LLC AND AFFILIATES

TABLE OF CONTENTS

June 30, 2021 and December 31, 2020

Page

INTERIM COMBINED FINANCIAL STATEMENTS:

Interim Combined Balance Sheets	1

Interim Combined Statements of Income	2

Interim Combined Statements of Changes in Members’ Equity	3

Interim Combined Statements of Cash Flows	4

Notes to Interim Combined Financial Statements	5-11

EXPEDITED LOGISTICS AND FREIGHT SERVICES, LLC AND AFFILIATES

INTERIM COMBINED BALANCE SHEETS

June 30, 2021 and December 31, 2020

ASSETS

	June 30, 2021	December 31, 2020
CURRENT ASSETS:
Cash and cash equivalents	$1,456,305	$41,946
Accounts receivable, net	11,850,418	13,962,419
Prepaid expenses	700,684	373,224
Total current assets	14,007,407	14,377,589
PROPERTY AND EQUIPMENT, net	127,547	173,899
OTHER ASSETS	332,728	274,724
TOTAL ASSETS	$14,467,682	$14,826,212
LIABILITIES AND MEMBERSʼ EQUITY
CURRENT LIABILITIES:
Accounts payable - trade	$2,973,557	$1,601,726
Accrued liabilities and other	1,002,251	796,780
Line of credit	-	2,896,926
Current maturities of long-term debt	2,035,492	1,038,835
Total current liabilities	6,011,300	6,334,267
LONG-TERM DEBT, net of current maturities	21,486	1,039,355
TOTAL LIABILITIES	6,032,786	7,373,622
MEMBERSʼ EQUITY	8,434,896	7,452,590
TOTAL LIABILITIES AND MEMBERSʼ EQUITY	$14,467,682	$14,826,212

See independent accountant’s review report and accompanying notes to the interim combined financial statements.

EXPEDITED LOGISTICS AND FREIGHT SERVICES, LLC AND AFFILIATES

INTERIM COMBINED STATEMENTS OF INCOME

For the Three and Six Month Periods Ended June 30, 2021 and 2020

	Three Month Period Ended		Six Month Period Ended
	June 30, 2021	June 30, 2020	June 30, 2021	June 30, 2020
SERVICE REVENUE	$19,414,111	$15,513,939	$36,689,648	$35,236,908
COST OF SERVICE REVENUE	13,781,112	10,247,558	26,168,465	24,475,060
GROSS PROFIT	5,632,999	5,266,381	10,521,183	10,761,848
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	4,453,722	3,924,336	8,519,408	8,714,208
INCOME FROM OPERATIONS	1,179,277	1,342,045	2,001,775	2,047,640
OTHER INCOME (EXPENSE):
Interest income	2,022	1,775	3,501	4,879
Miscellaneous income	(22,565)	161,688	2,122	212,184
Interest expense	(29,070)	(15,677)	(42,236)	(22,781)
Gain on sale of property and equipment	60,000	-	60,000	-
Total other income	10,387	147,786	23,387	194,282
INCOME BEFORE STATE INCOME TAXES	1,189,664	1,489,831	2,025,162	2,241,922
PROVISION FOR STATE INCOME TAXES	47,870	55,004	81,770	129,824
NET INCOME	$1,141,794	$1,434,827	$1,943,392	$2,112,098

See independent accountant’s review report and accompanying notes to the interim combined financial statements.

EXPEDITED LOGISTICS AND FREIGHT SERVICES, LLC AND AFFILIATES

INTERIM COMBINED STATEMENTS OF CHANGES IN MEMBERS’ EQUITY

For the Three and Six Month Periods Ended June 30, 2021 and June 30, 2020

Membersʼ Equity
Balance, January 1, 2021	$7,452,590
Distributions	(893,909)
Net income	801,598
Balance, March 31, 2021	7,360,279
Distributions	(67,177)
Net income	1,141,794
Balance, June 30, 2021	$8,434,896

Membersʼ Equity
Balance, January 1, 2020	$1,318,947
Distributions	(1,157,410)
Net income	677,271
Balance, March 31, 2020	838,808
Distributions	(67,178)
Net income	1,434,827
Balance, June 30, 2020	$2,206,457

See independent accountant’s review report and accompanying notes to the interim combined financial statements.

EXPEDITED LOGISTICS AND FREIGHT SERVICES, LLC AND AFFILIATES

INTERIM COMBINED STATEMENTS OF CASH FLOWS

For the Six Month Periods Ended June 30, 2021 and 2020

	Six Months Ended
	June 30, 2021	June 30, 2020
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$1,943,392	$2,112,098
Adjustments to reconcile net income to net cash provided by operating activities:
Bad debt expense	170,470	140,775
Depreciation and amortization	46,352	45,551
Gain on sale of property and equipment	(60,000)	-
Changes in operating assets and liabilities:
Accounts receivable	1,941,531	4,847,132
Prepaid expenses	(327,460)	(87,113)
Other assets	(58,004)	4,844
Accounts payable - trade	1,371,831	226,345
Accrued liabilities and other	205,471	(271,982)
Total adjustments	3,290,191	4,905,552
Net cash provided by operating activities	5,233,583	7,017,650
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sale of property and equipment	60,000	-
Net cash provided by investing activities	60,000	-
CASH FLOWS FROM FINANCING ACTIVITIES:
Advances on line of credit	1,021,988	-
Payments on line of credit	(3,918,914)	-
Payments on long-term debt	(21,212)	(34,724)
Proceeds from issuance of long-term debt	-	2,011,300
Member distributions	(961,086)	(1,224,588)
Net cash provided by (used in) financing activities	(3,879,224)	751,988
NET INCREASE IN CASH AND CASH EQUIVALENTS	1,414,359	7,769,638
CASH AND CASH EQUIVALENTS, beginning of period	41,946	789,385
CASH AND CASH EQUIVALENTS, end of period	$1,456,305	$8,559,023
Cash paid for interest	$32,262	$18,665
Cash paid for state income taxes	$143,853	$116,000

See independent accountant’s review report and accompanying notes to the interim combined financial statements.

EXPEDITED LOGISTICS AND FREIGHT SERVICES, LLC AND AFFILIATES

NOTES TO INTERIM COMBINED FINANCIAL STATEMENTS

June 30, 2021 and December 31, 2020

(1) Summary of operations and significant accounting policies

Nature of operations
Expedited Logistics and Freight Services, LLC (the “Company”) provides a variety of logistics services, which include domestic and international freight shipping and forwarding and hazardous material warehousing and distribution. The Company is headquartered in Houston, Texas and has other offices in Texas, Louisiana, Colorado, and Oklahoma.

The Company has dedicated agents, those who work in specific areas to assist in logistics, in the following locations: Texas, Louisiana, North Dakota, and Oklahoma.

Basis of presentation
The interim combined financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) as codified by the Financial Accounting Standards Board (“FASB”) in its Accounting Standards Codification (“ASC”).

Principles of combination
The interim combined financial statements consist of three companies that are affiliated by common control and shared management and are collectively referred to in these interim combined financial statements as the Company. The entities included are Expedited Logistics and Freight Services, LLC, ELFS Management, Inc., and ELFS Brokerage, LLC. All significant intercompany accounts and transactions have been eliminated.

Recently adopted accounting standards
In March 2020, FASB issued ASU 2020-04 Reference Rate Reform (Topic 848): Facilitation of The Effects of Reference Rate Reform on Financial Reporting. The ASU provides optional expedients and exceptions for applying generally accepted accounting principles to contracts, hedging relationships and other transactions affected by reference rate reform by virtue of referencing LIBOR or another reference rate expected to be discontinued. As a result, the guidance was effective for all reporting entities immediately upon issuance on March 12, 2020 and through December 31, 2022. Both the optional expedients and election can be made after March 12, 2020, but no later than December 31, 2022. The Company adopted ASU 2020-04 and elected the practical expedients in connection with its modification of its note receivable agreement.

Accounting standards not yet adopted
In February 2016, FASB issued ASU 2016-02, Leases. Under the new guidance, lessees will be required to recognize a lease liability and a right-of-use asset for all leases (with the exception of short-term leases) at the commencement date. The provisions of ASU 2016-02 are effective for the Company on January 1, 2022 and must apply a modified retrospective transition approach for leases existing at, or entered into, after the beginning of the earliest comparative period presented in the interim combined financial statements. Lessees and lessors may not apply a full retrospective transition approach. Management is in the process of evaluating the impact of adopting ASU 2016-02 on the Company’s interim combined financial statements.

Use of estimates
The preparation of interim combined financial statements in conformity with GAAP requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the balance sheet dates and the amounts of revenue and expenses recognized during the reporting period.

Areas where accounting estimates are made by management include allowance for doubtful accounts and depreciation and amortization of property and equipment.

EXPEDITED LOGISTICS AND FREIGHT SERVICES, LLC AND AFFILIATES

NOTES TO INTERIM COMBINED FINANCIAL STATEMENTS

June 30, 2021 and December 31, 2020

(1) Summary of operations and significant accounting policies (continued)

Use of estimates (continued)
The Company analyzes its estimates based on historical experience and various other assumptions that it believes to be reasonable under the circumstances. Under different assumptions or conditions, the actual results could differ, possibly materially from those previously estimated. Many of the conditions impacting these assumptions are outside of the Company’s control.

Cash and cash equivalents
For purposes of the interim combined statements of cash flows, the Company considers all highly liquid debt instruments and other similar short-term investments purchased with an original maturity of three months or less to be cash equivalents.

Concentration of credit risk
The Company primarily invests its excess cash in deposits with various banks, and at times, these deposits may exceed federally insured limits. The Company manages this risk by selecting depository institutions based, in part, upon its review of the financial stability of the institutions and has not experienced any losses on such accounts.

Accounts receivable
The Company maintains an allowance for potential credit losses based on management’s expectations of future losses in relation to the outstanding balance. The Company extends credit based on established terms and limits, and generally, does not require collateral. Accounts are written off at 180 days without continued business unless payment arrangements have been made. The allowance for doubtful accounts as of June 30, 2021 and December 31, 2020 was $433,008 and $270,387, respectively.

Property and equipment
Property and equipment are stated at cost. Additions of new equipment and major renewals and replacements of existing equipment are capitalized. Repairs and minor replacements are charged to operations as incurred. The cost and related accumulated depreciation of assets retired or sold are removed from the appropriate asset and depreciation accounts, and the resulting gain or loss is reflected in income.

Depreciation of property and equipment is provided using the straight-line method applied to the expected useful lives of the various assets. Leasehold improvements are amortized over the shorter of the life of the lease or the life of the improvement.

Income taxes
As a limited liability company, the Company’s taxable income or loss is allocated to members in accordance with their respective percentage ownership. Therefore, no provision or liability for federal income taxes has been included in the interim combined financial statements. The Company is however subject to income and margin taxes in various states throughout the country but primarily in Texas.

Management evaluated the Company’s tax positions and concluded that the Company had taken no uncertain tax positions that require adjustment to the current or prior period interim combined financial statements to comply with the provisions of this guidance. With few exceptions, the Company is no longer subject to income tax examinations by the U.S. federal or state tax authorities for years before 2017. No authorities have commenced income tax examinations as of November 2, 2021.

EXPEDITED LOGISTICS AND FREIGHT SERVICES, LLC AND AFFILIATES

NOTES TO INTERIM COMBINED FINANCIAL STATEMENTS

June 30, 2021 and December 31, 2020

(1) Summary of operations and significant accounting policies (continued)

Revenue recognition
The Company’s revenue streams are from domestic and international freight services, which includes trucking, air freight, ocean freight, customs clearance and warehousing. In addition to these revenue streams are accessorial revenue to the core services. Accessorial revenue includes, but is not limited to, fuel service charges, wait time fees, hazardous cargo fees, labor charges, handling, cartage, bonding and additional labor charges. Warehousing contracts are treated by the Company as operating lease revenue. The Company recognizes all other revenue when (or as) the Company satisfies a performance obligation. The Company records revenue from contracts on a gross basis as a principal in the presentation of revenue and expenses.

Contracts with customers are created using an agreed-upon sales price in fixed rate and cost plus margin contracts. The Company recognizes revenue for trucking, air freight and ocean freight over time as the service is being performed. Accessorial and customs brokerage services are recognized using the point in time method.

For purposes of disaggregation, the revenue streams are as follows:

	Three Month Period Ended		Six Month Period Ended
	June 30, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Trucking	$12,038,515	$10,268,663	$23,436,292	$24,501,962
Air freight	2,409,305	1,978,531	4,869,549	3,828,047
Accessorial and other revenue	1,741,370	1,276,998	3,042,920	3,229,603
Warehousing	1,828,794	1,009,735	3,060,800	1,794,793
Ocean freight	1,331,072	900,702	2,148,962	1,699,905
Customs clearance services	65,055	79,310	131,125	182,598
Total revenue	$19,414,111	$15,513,939	$36,689,648	$35,236,908

Long-lived assets
The Company’s long-lived assets and other assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. Recoverability of an asset to be held and used is measured by a comparison of the carrying amount of an asset to future undiscounted cash flows expected to be generated by the asset. If such asset is considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the asset exceeds its fair value. The Company has determined there are no impairment losses for the six month period ended June 30, 2021 and 2020.

Subsequent events
The Company has evaluated all events or transactions that occurred after June 30, 2021 through November 2, 2021, the date the interim combined financial statements were available to be issued. Other than the event described in note 8, no events have occurred that would have a material effect on the interim combined financial statements.

EXPEDITED LOGISTICS AND FREIGHT SERVICES, LLC AND AFFILIATES

NOTES TO INTERIM COMBINED FINANCIAL STATEMENTS

June 30, 2021 and December 31, 2020

(2) Property and equipment

As of June 30, 2021 and December 31, 2020, property and equipment consisted of the following:

	Estimated useful lives	June 30, 2021	December 31, 2020
Machinery and equipment	3 - 5 years	$838,278	$994,187
Computer hardware and software	3 - 5 years	510,572	510,572
Office furniture and equipment	3 - 5 years	334,683	334,683
Vehicles	5 years	303,264	303,264
Leasehold improvements	10 years	41,077	41,077
		2,027,874	2,183,783
Less: accumulated depreciation and amortization		(1,900,327)	(2,009,884)
		$127,547	$173,899

Depreciation and amortization expense totaled $23,175 and $22,775 for the three months ended June 30, 2021 and 2020, respectively. Depreciation and amortization expense totaled $46,352 and $45,551 for the six months ended June 30, 2021 and 2020, respectively.

(3) Line of credit

The Company maintains a line of credit with a bank that provided for maximum borrowings of $10,000,000. Interest on outstanding balances are at the London Interbank Offered Rate (“LIBOR”) plus an applicable margin of 2.2% (2.30% and 2.34% as of June 30, 2021 and December 31, 2020, respectively) is payable monthly. The agreement includes further clarifications for potential LIBOR loan market rate issues and retains all other aspects of the original agreement. The line of credit is collateralized by substantially all assets of the Company and include personal guarantees of each of the members.

As of June 30, 2021 and December 31, 2020, the Company was in compliance with the line of credit’s restrictive and financial covenants.

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EXPEDITED LOGISTICS AND FREIGHT SERVICES, LLC AND AFFILIATES

NOTES TO INTERIM COMBINED FINANCIAL STATEMENTS

June 30, 2021 and December 31, 2020

(4) Long-term debt

As of June 30, 2021 and December 31, 2020, long-term debt consisted of the following:

	June 30, 2021	December 31, 2020
Note payable to a bank under the Small Business Administration Paycheck Protection Program (“PPP”). Interest is fixed at 1% and accrues from the date the proceeds are received. Principal and interest payments are deferred for sixteen months from the date of the loan with monthly principal and interest payments commencing September 1, 2021. The loan will mature on April 16, 2022; however, the loan may be fully or partially forgiven depending on certain criteria being met as defined by the PPP.	$2,011,300	$2,011,300

Notes payable to a bank in monthly installments of $2,111 including interest at 4%, through maturity in May 2023, collateralized by a vehicle.	45,678	57,421

Note payable to a finance company in monthly installments of $1,340 including interest at 2.98% through maturity in March 2021, collateralized by personal guarantee of members, vehicles and equipment. The note payable matured and was paid in full during 2021.	-	5,327

Note payable to a bank in monthly installments of $1,388 including interest at 3.28% through maturity in March 2021, collateralized by personal guarantee of members, vehicles and equipment. The note payable matured and was paid in full during 2021.	-	4,142

Long-term debt	2,056,978	2,078,190

Less: current maturities	(2,035,492)	(1,038,835)

Long-term debt, net of current maturities	$21,486	$1,039,355

Future principal payments of long-term debt as of June 30, 2021 are expected to be as follows:

Twelve Months Ending June 30,
2022	$2,035,492
2023	21,486
Total	$2,056,978

EXPEDITED LOGISTICS AND FREIGHT SERVICES, LLC AND AFFILIATES

NOTES TO INTERIM COMBINED FINANCIAL STATEMENTS

June 30, 2021 and December 31, 2020

(5) Leases

The Company leases office space and equipment under short and long-term operating leases expiring on various dates through 2028. Rent expense under these leases approximated $309,000 and $311,000 for the three month periods ended June 30, 2021 and June 30, 2020, respectively. Rent expense under these leases approximated $611,000 and $614,000 for the six month periods ended June 30, 2021 and June 30, 2020, respectively. A summary of non-cancelable future minimum base rent lease commitments, including required minimum operating expenses is as follows:

2021	$626,822
2022	1,176,315
2023	1,116,450
2024	821,613
2025	736,596
Thereafter	2,085,565
Total	$6,563,361

In February 2021, the Company entered into a lease commencing in October 2021 and ending in September 2028 for a new corporate headquarters. The effect of this new lease on future contingencies has been reflected above.

(6) Employee retirement plan

The Company provides a 401(k) retirement savings plan to substantially all employees, who meet certain eligibility requirements. The plan allows each employee to contribute pre-tax dollars within prevailing Internal Revenue Service regulations. No discretionary 401(k) contributions were made during the 2021 and 2020 plan years.

(7) COVID-19 pandemic

The worldwide outbreak of COVID-19 (Coronavirus), which was declared a pandemic by the World Health Organization on March 11, 2020, has impacted and may continue to impact our business operations, including employees, customers, financial condition, liquidity and cash flow for an extended period of time. In particular, we have experienced significant changes in demand among our various customers depending on their industry. Federal and state governments have implemented measures in an effort to contain the virus, including social distancing, travel restrictions, border closures, limitations on public gatherings, work from home, supply chain logistical changes, and closure of nonessential businesses, which measures have adversely impacted our business operations in the fiscal year 2020 and 2021. Although some of the states and foreign markets in which we operate have begun to reopen on a phased basis, the United States and other countries continue to struggle with rolling outbreaks of the virus.

The full impact of the COVID-19 outbreak continues to evolve as of the date of this filing. As such, it is uncertain as to the full magnitude that the pandemic will have on the Company’s financial condition, liquidity, and future results of operations. Management is actively monitoring the impact of the global situation on its financial condition, liquidity, operations, industry, and workforce.

EXPEDITED LOGISTICS AND FREIGHT SERVICES, LLC AND AFFILIATES

NOTES TO INTERIM COMBINED FINANCIAL STATEMENTS

June 30, 2021 and December 31, 2020

(8) Sale of company

On September 21, 2021, Janel Corporation (the “Janel Corp.”), through its wholly owned subsidiary Janel Group, Inc. (“Janel Group”), executed a Membership Interest Purchase Agreement (the “Purchase Agreement”) with Expedited Logistics and Freight Services, LLC (“ELFS”), a Texas limited liability company based in Houston which provides non-asset-based logistics services, and the principal members of ELFS (the “Members”) for the purchase by Janel Group of 100% of the issued and outstanding membership interests of ELFS and ELFS Brokerage LLC, a Texas limited liability company and wholly-owned subsidiary of ELFS (collectively, the “Interests”). The acquisition was consummated immediately following the execution of the Purchase Agreement. Under the terms of the Purchase Agreement, the purchase price for the Interests was $19,000,000, subject to certain closing adjustments as set forth in the Purchase Agreement. Further payments in an amount not anticipated to exceed $4,500,000 will be due to the Members based on the operating profit earned by ELFS. The transaction closed on September 21, 2021, upon which the former Members of ELFS were paid $13,000,000 in cash and were issued an aggregate amount of $6,000,000 in subordinated promissory notes. This acquisition was funded with cash provided by normal operations, borrowings under the Janel Corp.’s Loan Agreement, as well as subordinated promissory notes issued to the Members.